SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 3, 2005

CHEMBIO DIAGNOSTIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-85787	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

(a)	On December 21, 2004, the Registrant issued the press release titled “Chembio completes U.S. clinical trials for two HIV rapid tests” included herein as Exhibit 99.1.
(b)	On December 21, 2004, the Registrant issued the press release titled “Chembio supports CSF leak research at SUNY-Stony Brook” included herein as Exhibit 99.2.
(c)	On January 3, 2005, the Registrant issued the press release titled “Chembio Diagnostics, Inc. Receives Exclusive License to Develop, Manufacture & Market Rapid Tuberculosis Test” included herein as Exhibit 99.3.

ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits.

99.1	Press Release titled “Chembio completes U.S. clinical trials for two HIV rapid tests” issued December 21, 2004.
99.2	Press Release titled “Chembio supports CSF leak research at SUNY-Stony Brook” issued December 21, 2004.
99.3	Press Release titled “Chembio Sees Fourth Quarter Revenue and Margin Gains” issued January 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3, 2005            Chembio Diagnostics, Inc.

           By:    /s/ Lawrence A. Siebert
          Lawrence A. Siebert
          Chief Executive Officer